UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 30, 2005

       Carnival Corporation                                Carnival plc
     ---------------------------                     ------------------------
    (Exact name of registrant                       (Exact name of registrant
     as specified in its charter)                  as specified in its charter)

        Republic of Panama                              England and Wales
    ---------------------------                    ---------------------------
   (State or other jurisdiction                   (State or other jurisdiction
         of incorporation)                              of incorporation)

               1-9610                                        1-15136
       -----------------------                        -----------------------
      (Commission File Number)                       (Commission File Number)

            59-1562976                                     98-0357772
          ----------------                               -----------------
         (I.R.S. Employer                               (I.R.S. Employer
        Identification No.)                             Identification No.)

    3655 N.W. 87th Avenue                    Carnival House, 5 Gainsford Street,
 Miami, Florida  33178-2428                    London SE1 2NE, United Kingdom
 --------------------------                  ----------------------------------
  (Address of principal                            (Address of principal
      executive offices)                               executive offices)
           (Zip Code)                                      (Zip Code)

      (305) 599-2600                                   011 44 20 7940 5381
 ------------------------------                  ------------------------------
(Registrant's telephone number,                 (Registrant's telephone number,
     including area code)                            including area code)

            None                                             None
 ------------------------------                  -----------------------------
(Former name or former address,                 (Former name or former address,
 if changed since last report.)                   if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

      On March 30, 2005 Carnival Corporation & plc issued a press release entitled "Carnival Corporation & plc Reports Impact of British Merchant Navy Officers Pension Fund Court Ruling; Technical Problem with P&O Cruises Australia Ship to Impact Second Quarter Earnings." A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of either Carnival Corporation or Carnival plc, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit 99.1 Press release, dated March 30, 2005 (furnished pursuant to Item 2.02).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION                    CARNIVAL PLC


By: /s/Gerald R. Cahill                 By: /s/Gerald R. Cahill
    -------------------                     -------------------
Name:  Gerald R. Cahill                 Name:  Gerald R. Cahill
Title: Executive Vice President         Title: Executive Vice President
and Chief Financial and                 and Chief Financial and
Accounting Officer                      Accounting Officer

Date: March 30, 2005                    Date: March 30, 2005